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                                [GRAPHIC OMITTED]

                            PACIFIC BUSINESS FUNDING
                   A MEMBER OF THE GREATER BAY BANCORP FAMILY

    20195 STEVENS CREEK BOULEVARD o SUITE #220 o CUPERTINO, CALIFORNIA 95014
                    TEL. (408) 255-9300 o FAX (408) 255-9313

                               FACTORING AGREEMENT

      This Factoring Agreement (the "Agreement"), dated as of March 23, 2004, is entered into by and among HOME DIRECTOR, INC., a Delaware corporation, HOME DIRECTOR TECHNOLOGIES, INC., a Delaware corporation, DIGITAL INTERIORS, INC., a California corporation (collectively, "Seller"), each having its principal place of business and chief executive office at the address set forth on Schedule 1 attached hereto, and PACIFIC BUSINESS FUNDING, a division of Greater Bay Bank, N.A. ("Purchaser") having an office at the address identified above.

      Capitalized terms used in this Agreement shall have the meanings assigned to them in Section 12, Definitions. Schedules 1, 2 and 3 to this Agreement (the "Schedules") shall for all purposes be deemed to be a part of this Agreement and are incorporated herein.

1. PURCHASE OF ACCOUNTS.

      1.1 SCHEDULE OF ACCOUNTS. Seller may, at any time, request that Purchaser purchase Accounts. Any such request by Seller shall be made by delivering to Purchaser a Schedule of Accounts, in the form attached hereto as Exhibit A (the "Schedule of Accounts") which describes in detail the Accounts Seller is requesting Purchaser to purchase, including, (a) the name and address of the Account Debtor of each such Account, (b) the amount owed by the Account Debtor of each such Account, and (c) the date and number of the invoice evidencing each such Account. Each Schedule of Accounts shall be signed by an authorized representative of Seller. In addition, at the request of Purchaser, Seller shall deliver to Purchaser any other supporting documentation with respect to such Accounts, including all invoices, purchase orders, signed contracts, delivery receipts, timecards and other documents.

      1.2 DISCRETIONARY APPROVAL OF ACCOUNTS. Purchaser may, in its sole discretion, purchase any Account included in a Schedule of Accounts, but is under no obligation to purchase any such Account. Purchaser may exercise its sole discretion in approving each Account and the credit of each Account Debtor before purchasing any Account. Purchaser will only purchase an Account it deems to be an Eligible Account. In no event shall the aggregate amount of all outstanding Obligations exceed the amount set forth on Schedule 1 (the "Maximum Commitment").

      1.3 PAYMENT OF ADVANCES; CREATION OF A BOOK RESERVE.

            (A) Upon approval, in Purchaser's sole discretion, of any of the Accounts described on a Schedule of Accounts, Purchaser shall pay to Seller as the purchase price for any approved Account the percent of the face amount of such approved Account as set forth on Schedule 1 (the "Advance"). Purchaser may, from time to time, in its discretion, upon notice to Home Director, Inc., change the percentage of the Advance. Upon payment of the Advance to Seller, Purchaser shall also create a reserve on Purchaser's book and records with respect to each Purchased Account in an amount equal to the face amount of the Purchased Account minus the Advance for such Purchased Account (the "Reserve"). Notwithstanding anything to the contrary in this Agreement, in no event shall the Reserve with respect to all Purchased Accounts outstanding at any time be less than the percent of the Account Balance set forth on Schedule 1. Purchaser, may in its discretion, upon notice to Home Director, Inc., increase the percentage of the Reserve at any time.

            (B) In addition, Seller may request that Purchaser purchase an Account without making an Advance. Upon approval of such Account in Purchaser's sole discretion, Purchaser may purchase such Account without making an Advance. Any such Account approved by Purchaser for purchase without an Advance shall be deemed a Purchased Account (each, a "Reserve Purchased Account"). Upon purchase of a Reserve Purchased Account the amount of the Reserve shall be increased by the face amount of such Account. Seller may, after Purchaser purchases a Reserve Purchased Account, request that Purchaser pay to Seller the Advance that would have been made to Seller at the time of purchase had Seller requested the Advance at such time, or any portion thereof. Purchaser may, in its discretion, elect to make an Advance with respect to a Reserve Purchased


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                  Account. If Purchaser elects to make such Advance, the Reserve shall be decreased by the amount of such Advance. Notwithstanding the foregoing, in no event shall Purchaser make an Advance with respect to a Reserve Purchased Account if
                  (i) an Event of Default or event that with notice, lapse of time or otherwise would constitute an Event of Default, has occurred, (ii) Purchaser has made a Remittance from the Reserve after the date such Reserve Purchased Account was purchased, or (iii) after making such Advance and deducting such amount from the Reserve, the Reserve with respect to all Purchased Accounts then outstanding would be less than the percent of the Account Balance set forth on Schedule 1. Seller shall deliver to Purchaser a LOC Funding Summary and Advance Request form on each date Seller requests that Purchaser make an Advance with respect to a Reserve Purchased Account. Such requests must be made by 10:00 a.m. each business day and are subject to Purchaser's approval.

      1.4 TRANSFER OF ACCOUNTS. At the time Purchaser pays the Advance with respect to any Account, such Account shall constitute a Purchased Account, and Seller hereby absolutely sells, transfers and assigns to Purchaser, all of Seller's right, title and interest in and to each Purchased Account. Seller also hereby sells, transfers and assigns to Purchaser all of the goods represented by each Purchased Account, all of Seller's rights and remedies as an unpaid seller under the California Commercial Code and other applicable law, including the rights of stoppage in transit, replevin, reclamation, and claim and delivery, and all Seller's rights in and to all security for each such Purchased Account and guaranties thereof, and all rights against third parties with respect thereto. Any goods recovered or received by Seller shall be set aside marked with Purchaser's name, and held for Purchaser's account as owner.

      1.5 COLLECTION OF ACCOUNTS. Each Purchased Account shall be collected directly by the Purchaser. At the request of Purchaser, Seller and Purchaser shall jointly notify each Account Debtor by letter that Purchased Accounts owed by such Account Debtor have been assigned and are payable to Purchaser. Such notification shall be substantially in the form attached hereto as Exhibit B. Seller shall not take or permit any action to change or revoke any notification without Purchaser's prior written consent and shall not request any Account Debtor to pay any Purchased Account to Seller. Notwithstanding the foregoing, in the event Seller receives any payments of any Purchased Accounts, Seller shall
(A) immediately notify Purchaser of such payment, (B) hold such payment in trust and safekeeping for Purchaser, and (C) immediately turn over to Purchaser the identical checks, monies or any other forms of payment received, with any necessary endorsement or assignment. Purchaser shall have the right to endorse Seller's name on all payments received in connection with each Purchased Account and on any other proceeds of Collateral. In the event Purchaser receives any payments of non-Purchased Accounts, Purchaser shall credit such collections to the Reserve; provided, that if any Event of Default or event that with notice or lapse of time or otherwise would constitute an Event of Default then exists, Purchaser shall have the right to apply such collections, which constitute Collateral, to reduce the Obligations.

      1.6 FULL RECOURSE. The purchase by Purchaser of Purchased Accounts from Seller shall be with full recourse against Seller. Seller shall be liable for any deficiency in the event the Obligations exceed the amount of Purchased Accounts and the other Collateral.

2. FEES AND CUSTOMER PAYMENTS.

      2.1 FINANCE FEES. Seller shall pay to Purchaser on each Settlement Date, a finance fee in an amount equal to the per annum rate set forth on Schedule 1 of the average daily Obligations outstanding during the Settlement Period ending on such Settlement Date (the "Finance Fees"). Such accrued Finance Fees shall be netted against the Reserve as described in Section 3.3. Upon notice by Purchaser to Home Director, Inc. that an Event of Default has occurred hereunder, the per annum rate of the Finance Fees applicable to all Obligations shall be equal to the Finance Fee rate per annum set forth on Schedule 1 plus five percent (5%); provided, that if the Event of Default is capable of being cured and is cured by the fifth (5th) day after such notice, the Finance Fee rate per annum shall be as set forth in Schedule 1.

      2.2 ADMINISTRATIVE FEES. Seller shall pay to Purchaser on each Settlement Date, an Administrative Fee equal to the percent set forth on Schedule 1 of the face amount of each Account purchased by Purchaser during the Settlement Period ending on such Settlement Date (the "Administrative Fee"). All Administrative Fees shall be netted against the Reserve as described in Section 3.3.

      2.3 COMMITMENT FEE. Seller shall pay to Purchaser on the date of this Agreement, and on each anniversary date of this Agreement, the Commitment Fee set forth on Schedule 1 (the "Commitment Fee"). All Commitment Fees shall be netted against the Reserve as described in Section 3.3.

      2.4 TRANSACTION FEE. In order to monitor and track Purchased Accounts, a transaction fee will be assessed by Purchaser based upon invoice and payment volume as set forth on Schedule 1 (the "Transaction Fees"). Seller shall pay to


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Purchaser the Transaction Fees set forth on Schedule 1 as and when set forth on
Schedule 1. All Transaction Fees shall be netted against the Reserve as described in Section 3.3.

      2.5 OTHER FEES. Seller will pay to Purchaser the other fees and charges set forth in Schedule 1 as and when set forth on Schedule 1 ("Other Fees"). All Other Fees shall be netted against the Reserve as described in Section 3.3.

      2.6 MAXIMUM LAWFUL RATE. In no event shall any charges that may constitute interest hereunder exceed the highest rate permitted under applicable law. In the event that a court of competent jurisdiction makes a final determination that Purchaser has received interest hereunder in excess of the maximum lawful rate, then such excess shall be deemed a payment of principal and the interest payable hereunder deemed amended to the amount payable under the maximum lawful rate.

      2.7 CREDITING CUSTOMER PAYMENTS. To allow for application of payments and for purposes of computing Finance Fees, all payments shall be applied to the Obligations on that number of business days identified on Schedule 1 after payments are received by Purchaser (the "Customer Payments"). Payments received after 12:00 p.m. (California time) on any business day shall be deemed to have been received on the following business day. So long as no Event of Default has occurred or is continuing, Purchaser shall credit such Customer Payment to the amount outstanding with respect to the Purchased Account for which such payment was made. If Purchaser receives a Customer Payment and is unable to identify where funds are to be applied, Purchaser shall inform Seller and hold said funds in suspense. Funds will remain in suspense and will not be considered an applied payment until Purchaser and Seller agree as to the application of funds. Customer Payments held in suspense will not be credited until after that number of business days identified on Schedule 1 after payments are released from the suspense account. Notwithstanding the foregoing, upon the occurrence of an Event of Default and following the Termination Date, Seller hereby irrevocably waives the right to direct the application of any and all such payments received from or on behalf of Seller, and Seller hereby irrevocably agrees that Purchaser shall have the continuing exclusive right to apply any and all such payments, including Customer Payments, to the Obligations in such order and manner as Purchaser shall, in its sole discretion, determine. Notwithstanding the foregoing, if any Customer Payment is subsequently dishonored or Purchaser does not receive good funds for any reason, the amount of such uncollected Customer Payment shall be included in the Obligations as if such Customer Payment had not been received, and Finance Fees shall accrue thereon, and the credit to the Obligations shall be reversed.

      2.8 OPTIONAL REPURCHASE. Seller shall have the option at any time to repurchase all Purchased Accounts by paying the outstanding amount of all Advances together with all Finance Fees and all other Obligations accrued and unpaid as of the date of such repurchase and by paying a repurchase fee identified in Schedule 1 ("Repurchase Fee").

      2.9 ACCOUNTING. Purchaser shall deliver to Seller after each Settlement Date, a statement of Seller's account which shall include an accounting of the transactions of the Settlement Period, including the amount of all Finance Fees, Administrative Fees, Adjustments, Chargeback Amounts, Customer Payments and Purchased Accounts. The accounting shall constitute an account stated and shall be binding on Seller and deemed correct unless Seller delivers to Purchaser a written objection within thirty (30) days after such accounting is mailed to Seller.

3. ADJUSTMENTS, CHARGEBACKS AND REMITTANCES.

      3.1 ADJUSTMENTS. In the event any Account Debtor asserts any offset, defense, counterclaim, dispute, discount, allowance, right of return, right of recoupment, or warranty claim with respect to a Purchased Account, or pays less than the face amount of such Purchased Account (each, an "Adjustment"), Purchaser may, in its sole discretion, either (A) deduct the amount of the Adjustment in calculating the Remittance, or (B) chargeback to Seller the Purchased Account with respect to which the Adjustment is asserted. Seller shall advise Purchaser immediately upon learning of any Adjustment asserted by any Account Debtor.

      3.2 PURCHASED ACCOUNT NO LONGER MEETING ELIGIBILITY REQUIREMENTS. In the event any Purchased Account fails to constitute an Eligible Account after the date it is purchased, Purchaser may, in its sole discretion, either (A) deduct the amount of such Purchased Account multiplied by the Advance Rate that was applicable to such Purchased Account at the time it was purchased, in calculating the Remittance, or (B) chargeback to Seller the Purchased Account that is no longer an Eligible Account. Seller shall advise Purchaser immediately upon learning of any Purchased Account that is no longer an Eligible Account.

      3.3 CHARGEBACKS. Purchaser shall have the right to charge back to Seller any Purchased Account:

            (A) which remains unpaid ninety (90) calendar days after the invoice date;

            (B) with respect to which there has been a breach of any warranty, representation, covenant or agreement set forth in this Agreement;

            (C) with respect to which the Account Debtor asserts any Adjustment;

            (D)   which is no longer an Eligible Account; or


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            (E)   which is owed by an Account Debtor that has filed, or has had filed against it, any bankruptcy case, insolvency proceeding, assignment for the benefit of creditors, receivership or insolvency proceeding, or that has become insolvent (as defined in the United States Bankruptcy Code) or that is generally not paying its debts as such debts become due.

Upon demand by Purchaser, Seller shall pay to Purchaser the full amount of any Advance against any Purchased Account which has been charged back to Seller pursuant to this Section 3.3, or to the extent partial payment has been made, the amount by which the Advance exceeds such partial payment, together with any attorneys' fees and costs incurred by Purchaser in connection with collecting such Purchased Account and any accrued interest or fees relating to the Advance (collectively, the "Chargeback Amount"). Purchaser shall advise Seller regarding how the Chargeback Amount shall be paid, which may be by any one or a combination of the following, in Purchaser's sole discretion: (1) payment in cash immediately upon demand; (2) deduction from or offset against any Remittance that would otherwise be payable to Seller; (3) payment from any Advances that may otherwise be made to Seller; (4) adjustment to the Reserve pursuant to Section 1.3 hereof; or (5) delivery of substitute Accounts and a Schedule of Accounts acceptable to Purchaser, which Accounts shall constitute Purchased Accounts.

      3.4 REMITTANCE. Purchaser shall, in its sole discretion, remit to Seller after the Settlement Date, or within five (5) business days after the end of each calendar month, the amount, if any, that Purchaser owes to Seller at the end of the Settlement Period or for all Settlement Periods ending during the immediately preceding month if Purchaser elects to make such remittance to Seller after the end of a calendar month, based on the following calculations set forth below (the "Remittance"); provided, that if there then exists any Event of Default or any event or condition that with notice or lapse of time would constitute an Event of Default, Purchaser shall not be obligated to remit any payments to Seller. If the amount resulting from the following calculation is a positive number, such amount is the amount of the Remittance for such Settlement Period. If the resulting amount is a negative number, such amount is the amount owed by Seller to Purchaser.

      The calculations to be used are as follows:

            (A)   The sum of the following:

                  (1) The Reserve as of the beginning of the subject Settlement Period, plus

                  (2) The Reserve created for each Account purchased during the subject Settlement Period;

MINUS

            (B)   The sum of the following:

                  (1) Finance Fees accrued during the subject Settlement Period; plus

                  (2) Administrative Fees accrued during the subject Settlement Period; plus

                  (3) Commitment Fee accrued during the subject Settlement Period; plus

                  (4) Transaction Fees accrued during the subject Settlement Period; plus

                  (5) Other Fees accrued during the subject Settlement Period; plus

                  (6) Adjustments during the subject Settlement Period if Purchaser has not charged back such Purchased Account for which the Adjustment is asserted; plus

                  (7) The face amount of any Purchased Account no longer deemed to be an Eligible Account, multiplied by the Advance Rate applicable to such Account at the time it was purchased, if Purchaser has not charged back such Purchased Account;

                  (8) Chargeback Amounts, to the extent Purchaser has agreed to accept payment of any such Chargeback Amount by deduction from the Remittance; plus

                  (9)   All professional fees and expenses as set forth in
                        Section 9 for which oral or written demand has been made by Purchaser during the subject Settlement Period; plus

                  (10) The Reserve for the Account Balance as of the first day of the following Settlement Period in the minimum percentage set forth in Section 1.3 hereof.

If the foregoing calculations result in a Remittance payable to Seller, Purchaser shall make such payment, subject to Purchaser's rights of offset and recoupment, and its right to deduct any Chargeback Amount as set forth in
Section 3.2. If the foregoing calculations result in an amount due to Purchaser from Seller, Seller shall make such payment by any one or a combination of the methods set forth in Section 3.2 hereof for chargebacks, as determined by Purchaser in its discretion.

4. POWER OF ATTORNEY. Seller hereby appoints Purchaser and its designees as Seller's true and lawful attorney in fact, to exercise in Purchaser's discretion, and regardless of whether an Event of Default is then existing, all of the following powers, such powers being coupled with an interest: (A) to notify all Account Debtors with respect to the Purchased Accounts to make payment directly to Purchaser; (B) to receive, deposit, and endorse Seller's name on all checks, drafts, money orders and other forms of payment relating to the Purchased Accounts; (C) to demand, collect, receive, sue and give releases to any Account Debtor for the monies due or which may become due on or in connection with the Purchased Accounts; (D) to compromise, prosecute, or defend any action, claim, case, or proceeding relating to the Purchased Accounts, including the filing of a claim or the voting of such claims in any bankruptcy case, all in Purchaser's name or Seller's name, as Purchaser may elect; (E) to sell,


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assign, transfer, pledge, compromise, or discharge any Purchased Accounts; (F)
to receive, open, redirect and dispose of all mail addressed to Seller for the purpose of collecting the Purchased Accounts and to take all the actions permitted in subsection (B) above with respect to any payments in any such mail;
(G) to execute in the name of Seller and file against Seller in favor of Purchaser such financing statements and other agreements as Purchaser deems necessary to evidence or perfect its security interest in the Purchased Accounts and the other Collateral; and (H) to do all acts and things necessary or expedient, in furtherance of any such purposes. Upon the occurrence of an Event of Default, all of the power of attorney rights granted by Seller to Purchaser hereunder shall be applicable with respect to all Collateral.

5. CONTINUING REPRESENTATIONS, WARRANTIES AND COVENANTS. To induce Purchaser to enter into this Agreement and purchase Accounts, and with full knowledge that Purchaser is relying on the truth and accuracy of the following in determining whether to purchase any Account, Seller hereby, and on each date that it delivers a Schedule of Accounts to Purchaser, represents, warrants, covenants and agrees as follows, which representations, warranties, covenants and agreements shall survive the execution and delivery of this Agreement and each Schedule of Accounts:

            (A) The information contained in each Schedule of Accounts is true and correct;

            (B) Each Schedule of Accounts is signed by an authorized representative of Seller, and Purchaser shall have the right to rely on such signature as an authorized signature of Seller;

            (C) Seller is the sole and absolute owner of each Account described in each Schedule of Accounts and has the legal right to sell, transfer, and assign such Account to Purchaser;

            (D) Seller has performed all obligations required by the Account Debtor in connection with each Account described in each Schedule of Accounts and payment of each such Account is not contingent upon the fulfillment of any obligation or contract, past or future;

            (E) Each Account described on each Schedule of Accounts is correctly stated therein, is not in dispute, is presently and unconditionally owing at the time stated in the invoice evidencing such Account as attached to the Schedule of Accounts, and is not past due or in default; the property and services giving rise to such Purchased Account have been delivered or rendered to the Account Debtor for immediate and unconditional acceptance by the Account Debtor; the payments due with respect to each Purchased Account are not contingent upon Seller's fulfillment of any obligation;

            (F) Each Account set forth on each Schedule of Accounts is not subject to any offset, defense or counterclaim of any kind, whether bona fide or otherwise, and Seller has no reason to suspect that such an offset, defense or counterclaim will be asserted, and no agreement has been made under which the Account Debtor may claim any deduction or discount except as otherwise stated in the Schedule of Accounts;

            (G) Each Account Debtor identified on each Schedule of Accounts is liable for the amount set forth on such Schedule of Accounts and will not object to the payment for, or the quality or the quantity of the goods or services to which any Account described on such Schedule of Accounts relates;

            (H) Seller, and to Seller's best knowledge, each Account Debtor set forth in each Schedule of Accounts, is and shall remain solvent in that the present saleable value of such entity's assets exceeds the total of such entity's liabilities;

            (I) Seller has not, as of the time Seller accepts an Advance from Purchaser, filed or had filed against it a petition for relief under the United States Bankruptcy Code;

            (J) Each Account and all other Collateral are free and clear of any and all liens, security interests and encumbrances of any kind, other than those in favor of Purchaser, and Seller will not assign, transfer, or grant any lien or security interest in any Accounts or other Collateral to any other party, without Purchaser's prior written consent;

            (K) Seller has not sold, assigned, transferred, pledged or otherwise conveyed any Purchased Accounts to any party other than Purchaser, and Seller shall not sell, assign, transfer, pledge or otherwise convey any Collateral without Purchaser's prior consent, except for (i) the sale of Accounts to Purchaser and (ii) the sale of finished inventory and/or the license of Seller's property in Seller's normal course of business;

            (L) Seller's name as it appears in official filings in the state of its incorporation or other organization, the type of entity of Seller (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by Seller's state of incorporation or organization or a statement that no such number has been issued, Seller's state of incorporation or other organization, tax identification number, prior names and existing and prior trade names, the location of Seller's chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of its books and records concerning the Collateral, are set forth on Schedule 1. Seller has only one state of incorporation or organization;

            (M) Seller shall pay all of its normal gross payroll for employees, and all federal and state taxes, as and when due, including all payroll and withholding taxes and state sales taxes;


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            (N)   Seller shall not reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Purchaser; and

            (O) Seller acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Purchaser and agrees that it will not do so without the prior written consent of Purchaser, subject to Seller's rights under Section 9509(d)(2) of the Code.

            (P) Schedule 2 to this Agreement contains a true, correct and complete list of all copyrights, patents, trademarks, and licenses of the same owned or used by Seller as of the date of this Agreement, together with application or registration numbers, where applicable.

            (Q) Schedule 3 to this Agreement contains a true, correct and complete list of (a) all banks and other financial institutions at which Seller maintains any deposit accounts, including any checking account, savings account, or certificate of deposit, and (b) institutions at which Seller maintains accounts holding investment property owned by Seller, including any certificated security, uncertificated security, money market funds, bonds, mutual funds, and U.S. Treasury bills and notes. Schedule 3 correctly identifies the name, address and telephone number of each bank or other institution, the name in which the account is held, a description of the purpose of the account, and the complete account number therefore.

            (R) Seller shall not extend credit to an Account Debtor beyond net 30 days or the time set forth on the face amount of the invoice representing the Purchased Accounts, without the prior written consent of Purchaser;

            (S) Seller shall not, without the prior written consent of Purchaser, directly or indirectly, by operation of law or otherwise, (a) form or acquire any subsidiary, or (b) merge or amalgamate with, consolidate with, acquire all or substantially all of the assets or shares of, or otherwise combine with or acquire, any person or entity;

            (T) Seller shall not, without the prior written consent of Purchaser, make or permit to exist any investment in, or make, accrue or permit to exist loans or advances of money to, any person or entity, through the direct or indirect lending of money, holding of securities or otherwise;

            (U) Seller shall not enter into any lending transaction with any employees; and

            (V)   Seller makes the other covenants to Purchaser as set forth in
                  Schedule 1.

6. GRANT OF SECURITY INTEREST; OTHER AGREEMENTS.

      6.1 GRANT OF SECURITY INTEREST. To secure the prompt payment and performance of all of Seller's Obligations to Purchaser, Seller hereby grants to Purchaser a continuing lien upon and security interest in, and right of set off with respect to, all of Seller's right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of, Seller, and regardless of where located, including the following (collectively, the "Collateral"):

            (A) All goods and equipment now owned or hereafter acquired, including, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

            (B) All inventory, now owned or hereafter acquired, including all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Seller's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

            (C) All contract rights and general intangibles now owned or hereafter acquired, including goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

            (D) All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Seller arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Seller, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Seller;

            (E) All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, letter-of-credit rights, supporting obligations, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Seller's books relating to the foregoing;

            (F) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing;

            (G) All farm products, crops, timber, minerals and the like (including oil and gas);

            (H)   the commercial tort claims described on Schedule 1; and

            (I) All Seller's books and records relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

      6.2 AUTHORIZATION TO FILE FINANCING STATEMENTS. Seller hereby irrevocably authorizes the Purchaser at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that describe the Collateral. Seller also ratifies its authorization for Purchaser to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

      6.3 DELIVERY OF ORIGINALS. At the request of Purchaser, Seller shall deliver to Purchaser the originals of all instruments, certificated securities, chattel paper and documents evidencing or related to Purchased Accounts and other Collateral.

      6.4 ACKNOWLEDGMENT FROM BAILEES. Seller shall obtain signed acknowledgments of Purchaser's security interests from bailees having possession of Seller's goods that they hold for the benefit of Purchaser.

      6.5 DELIVERY OF CONTROL LETTERS. At the request of Purchaser, Seller shall obtain authenticated control letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for Seller.

      6.6 BANKING RELATIONSHIP. Seller shall at all times maintain its banking relationship (to include Seller's general checking account, payroll account and other deposit accounts) with a member bank of Greater Bay Bancorp and, on the date of this Agreement, all deposit accounts of Seller are located with a member bank of Greater Bay Bancorp.

      6.7 LETTERS OF CREDIT. If Seller is or becomes the beneficiary of a letter of credit, Seller shall promptly, and in any event within two (2) business days after becoming a beneficiary, notify Purchaser thereof and, at the request of Purchaser, enter into a tri-party agreement with Purchaser and the issuer and/or confirmation bank with respect to letter-of-credit rights assigning such letter-of-credit rights to Purchaser.

      6.8 ELECTRONIC CHATTEL PAPER. Seller shall take all steps necessary to grant the Purchaser control of all electronic chattel paper in accordance with the Code and all "transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

      6.9 COMMERCIAL TORT CLAIMS. Seller shall promptly, and in any event within two (2) Business Days after the same is acquired by it, notify Purchaser of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented by Purchaser, Seller shall enter into a supplement to this Agreement, granting to Purchaser a security interest in such commercial tort claim.

7. DEFAULT. The occurrence of any one or more of the following shall constitute an event of default under this Agreement (each, an "Event of Default"):

            (A) Seller fails to pay any amount owed to Purchaser as and when due under this Agreement or fails to pay any other Obligations as and when due;

            (B) Any warranty or representation by Seller to Purchaser under this Agreement is incorrect or untrue when made or thereafter becomes untrue or incorrect;

            (C) Seller fails to perform or breaches any covenant or agreement set forth in this Agreement or any other agreement between Purchaser and Seller;

            (D) There shall be commenced by or against Seller any voluntary or involuntary case under the United States Bankruptcy Code, or any assignment for the benefit of creditors, or appointment of a receiver or custodian for any of Seller's assets;

            (E) Seller shall become insolvent in that its debts are greater than the fair value of its assets, or Seller is generally not paying its debts as they become due or is left with unreasonably small capital;

            (F) Any involuntary lien, garnishment, attachment or the like is issued against or attaches to the Purchased Accounts or the other Collateral;

            (G) An event of default shall occur under any guaranty executed by any guarantor of the Obligations, or any material provision of any such guaranty shall for any reason cease to be valid or enforceable or any such guaranty shall be repudiated or terminated, including by operation of law, or any of the circumstances described in any of clauses (A) through (F) occurs to or in respect of any guarantor; or

            (H) A default or event of default shall occur under any agreement between Seller and any creditor of Seller.

8. REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, Purchaser may, without notice, (A) without implying any obligation to buy Accounts, cease buying Accounts; (B) accelerate the payment of all Obligations by requiring Seller to repurchase all or any portion of the Purchased Accounts then outstanding for cash in an amount equal to the Advance made for each Purchased Account and all accrued Finance Fees, Administrative Fees, attorneys' fees and other Obligations then outstanding, which Obligations shall be due and payable in full without demand; (C) exercise all the rights and remedies under this Agreement and under applicable law, including the rights and remedies of a secured party under the California Uniform Commercial Code. Without limiting the generality of the foregoing, Purchaser may (1) exercise all of the power of attorney rights described in Section 4 with respect to all Collateral, and (2) collect, dispose of, sell, lease, use, and realize upon all Purchased Accounts and other Collateral in any commercially reasonable manner. Seller and Purchaser agree that any notice of sale required to be given to Seller shall be deemed to be reasonable if given five (5) days prior to the date on or after which any sale may be held. All remedies set forth herein shall be cumulative and none exclusive.

9. ATTORNEYS' FEES. Seller shall pay to Purchaser immediately upon demand, all costs and expenses, including reasonable fees and expenses of attorneys and other professionals, that Purchaser incurs in connection with any and all of the following: (A) preparing, amending, supplementing, negotiating and enforcing this Agreement, or any other agreement executed in connection herewith; (B) perfecting, protecting or enforcing Purchaser's interest in the Purchased Accounts and the other Collateral or auditing or inspecting the Purchased Accounts and the other Collateral; (C) collecting the Purchased Accounts and the Obligations; (D) defending or in any way addressing claims made or litigation initiated by or against Purchaser as a result of Purchaser's relationship with Seller or any guarantor; and (E) representing Purchaser in connection with any bankruptcy case or insolvency proceeding involving Seller, any Purchased Account, any other Collateral or any Account Debtor. Any attorneys' fees and expenses may, at Purchaser's option, be netted against the Reserve as set forth in Section 3.3.

10. TERM AND TERMINATION. The term of this Agreement shall continue until May 5, 2005, and from year to year thereafter unless terminated in writing by Purchaser or Seller. Seller and Purchaser shall each have the right to terminate this Agreement at any time. Notwithstanding the foregoing, any termination of this Agreement shall not affect Purchaser's security interest in the Collateral and Purchaser's ownership of the Purchased Accounts, and this Agreement shall continue to be effective, and Purchaser's rights and remedies hereunder shall survive such termination, until all transactions entered into and Obligations incurred hereunder or in connection herewith have been completed and satisfied in full.

11. MISCELLANEOUS.

      11.1 SEVERABILITY. In the event that any provision of this Agreement is held to be invalid or unenforceable, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in force and effect.

      11.2 JURY WAIVER; ARBITRATION; CHOICE OF LAW; JURISDICTION. PURCHASER AND SELLER IRREVOCABLY WAIVE ANY RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. IF FOR ANY REASON THE JURY WAIVER IN THIS AGREEMENT IS NOT ENFORCEABLE, THE PARTIES AGREE THAT ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTION CONTEMPLATED THEREIN SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION TO BE HELD IN SANTA CLARA COUNTY, CALIFORNIA AND IN ACCORDANCE WITH THE THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. JUDGMENT UPON ANY AWARD RESULTING FROM ARBITRATION MAY BE ENTERED INTO AND ENFORCED BY ANY STATE OR FEDERAL COURT IN THE STATE OF CALIFORNIA HAVING JURISDICTION THEREOF. This Agreement shall be governed by and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of law. Purchaser and Seller submit to the jurisdiction of the state and Federal courts located in Santa Clara County, California.

      11.3 NOTICES. All notices shall be given to Purchaser at the address identified above and to Seller at the address(es) set forth in Schedule 1 and shall be deemed to have been delivered and received: (A) if mailed, three (3) calendar days after deposited in the United States mail, first class, postage prepaid; (B) one (1) calendar day after deposit with an overnight mail or messenger service; or (C) on the same date of transmission if sent by hand delivery, telecopy, telefax, or telex. A notice given to any Co-Obligor (as such term is defined in Section 12 of this Agreement) hereunder shall be deemed to have been given to Seller regardless of whether a copy of such notice is given to any other Co-Obligor.

      11.4 TITLES AND SECTION HEADINGS. The titles and section headings used herein are for convenience only and shall not be used in interpreting this Agreement.

12. CO-OBLIGORS. Each of Home Director, Inc., Home Director Technologies, Inc., and Digital Interiors, Inc. (individually referred to in this Section 12 as a "Co-Obligor" and, collectively, as the "Co-Obligors") are related entities which may be owned or controlled, directly or indirectly, by the same or related entities or persons. Notwithstanding the foregoing or any other affiliation between the Co-Obligors, each Co-Obligor acknowledges that it is jointly and severally liable to Purchaser for the Obligations.

      12.1 PRIMARY OBLIGATION. This Agreement is a primary and original obligation of each Co-Obligor and shall remain in effect notwithstanding future changes in conditions, including any change of law or any invalidity or irregularity in the creation or acquisition of any Obligations or in the execution or delivery of any agreement between Purchaser and a Co-Obligor. Each Co-Obligor shall be liable for existing and future Obligations as fully as if all Accounts purchased hereunder were paid directly to such Co-Obligor. Purchaser may rely on any certificate or representation made by a Co-Obligor as made on behalf of, and binding on, all Co-Obligors, including without limitation any Schedule of Accounts or other requests by a Co-Obligor that Purchaser purchase Accounts.

      12.2 ENFORCEMENT OF RIGHTS. Co-Obligors are jointly and severally liable for the Obligations and Purchaser may proceed against one or more of the Co-Obligors to enforce the Obligations without waiving its right to proceed against any of the other Co-Obligors.

      12.3 CO-OBLIGORS AS AGENTS. Each Co-Obligor appoints the other Co-Obligors as its agent with all necessary power and authority to give and receive notices, certificates or demands for and on behalf of all Co-Obligors, to act as disbursing agent for receipt, and direction of payment, of any Advances on behalf of each Co-Obligor and to apply to Purchaser on behalf of each Co-Obligor for Advances, any waivers and any consents. This authorization cannot be revoked, and Purchaser need not inquire as to each Co-Obligor's authority to act for or on behalf of Seller.

      12.4 SUBROGATION AND SIMILAR RIGHTS. Notwithstanding any other provision of this Agreement or any other agreement entered into in connection herewith, each Co-Obligor irrevocably waives all rights that it may have at law or in equity (including, without limitation, any law subrogating the Co-Obligor to the rights of Purchaser under the Agreement) to seek contribution, indemnification, or any other form of reimbursement from any other Co-Obligor, or any other person or entity now or hereafter primarily or secondarily liable for any of the Obligations, for any payment made by the Purchaser with respect to the Obligations in connection with the Agreement or otherwise and all rights that it might have to benefit from, or to participate in, any security for the Obligations as a result of any payment made by Seller with respect to the Obligations in connection with the Agreement or otherwise. Any agreement providing for indemnification, reimbursement or any other arrangement prohibited under this Section 12.4 shall be null and void. If any payment is made to a Co-Obligor in contravention of this Section 12.4, such Co-Obligor shall hold such payment in trust for Purchaser and such payment shall be promptly delivered to Purchaser for application to the Obligations, whether matured or unmatured.

      12.5 WAIVERS OF NOTICE. Each Co-Obligor waives notice of acceptance hereof; notice of the existence, creation or acquisition of any of the Obligations; notice of an Event of Default; notice of the amount of the Obligations outstanding at any time; notice of intent to accelerate; notice of acceleration; notice of any adverse change in the financial condition of any other Co-Obligor or of any other fact that might increase the Seller's risk; presentment for payment; demand; protest and notice thereof as to any instrument; default; and all other notices and demands to which the Seller would otherwise be entitled. Each Co-Obligor waives any defense arising from any defense of any other Co-Obligor, or by reason of the cessation from any cause whatsoever of the liability of any other Co-Obligor. Purchaser's failure at any time to require strict performance by any Co-Obligor of any provision of the Agreement shall not waive, alter or diminish any right of Purchaser thereafter to demand strict compliance and performance therewith. Nothing contained herein shall prevent Purchaser from foreclosing on the Collateral or any lien of any deed of trust, mortgage or other security instrument, or exercising any rights available thereunder, and the exercise of any such rights shall not constitute a legal or equitable discharge of any Co-Obligor. Each Co-Obligor also waives any defense arising from any act or omission of Purchaser that changes the scope of the Co-Obligor's risks hereunder. Each Co-Obligor hereby waives any right to assert against Purchaser any defense (legal or equitable), setoff, counterclaim, or claims that such Co-Obligor individually may now or hereafter have against another Co-Obligor or any other person or entity liable to Purchaser with respect to the Obligations in any manner or whatsoever.

      12.6 SUBROGATION DEFENSES. Each Co-Obligor hereby waives any defense based on impairment or destruction of its subrogation or other rights against any other Co-Obligor and waives all benefits which might otherwise be available to it under California Civil Code Sections 2809, 2810, 2819, 2839, 2845, 2848, 2849, 2850, 2899, and 3433 and California Code of Civil Procedure Sections 580a, 580b, 580d and 726, as those statutory provisions are now in effect and hereafter amended, and under any other similar statutes now and hereafter in effect.

      12.7 RIGHT TO SETTLE, RELEASE.

(A) The liability of Co-Obligors hereunder shall not be diminished by (i) any agreement, understanding or representation that any of the Obligations is or was to be guaranteed by another person or entity or secured by other property, or
(ii) any release or unenforceability, whether partial or total, of rights, if any, which Purchaser may now or hereafter have against any other person or entity, including another Co-Obligor, or property with respect to any of the Obligations.

(B) Without notice to any Co-Obligor and without affecting the liability of any Co-Obligor hereunder, Purchaser may (i) compromise, settle, renew, extend the time for payment, change the manner or terms of payment, discharge the performance of, decline to enforce, or release all or any of the Obligations with respect to a Co-Obligor, (ii) grant other indulgences to a Co-Obligor in respect of the Obligations, (iii) modify in any manner any documents relating to the Obligations with respect to a Co-Obligor, (iv) release, surrender or exchange any deposits or other property securing the Obligations, whether pledged by a Co-Obligor or any other person or entity, or (v) compromise, settle, renew, or extend the time for payment, discharge the performance of, decline to enforce, or release all or any obligations of any guarantor, endorser or other person or entity who is now or may hereafter be liable with respect to any of the Obligations.


      12.8 SUBORDINATION. All indebtedness of a Co-Obligor now or hereafter arising held by another Co-Obligor is subordinated to the Obligations and the Co-Obligor holding the indebtedness shall take all actions reasonably requested by Purchaser to effect, to enforce and to give notice of such subordination.

13. DEFINITIONS. All terms used herein which are defined in the California Uniform Commercial Code shall have the meaning given therein unless otherwise defined in this Agreement. The term "including" is not limiting or exclusive. When used herein, the following terms shall have the following meanings.

"ACCOUNT" shall mean all accounts, accounts receivable, chattel paper, contract rights, documents, general intangibles, instruments, letters of credit, letter-of -credit rights, supporting obligations, banker's acceptances, and other rights to payment, and proceeds thereof.

"ACCOUNT BALANCE" shall mean, on any given day, the gross face amount of all Purchased Accounts unpaid on that day.

"ACCOUNT DEBTOR" shall have the meaning set forth in the California Uniform Commercial Code and shall include any person liable on any Purchased Account, including any guarantor of the Purchased Account and any issuer of a letter of credit or banker's acceptance.

"ADJUSTMENT(S)" shall have the meaning set in Section 3.1.

"ADMINISTRATIVE FEE" shall have the meaning as set forth in Section 2.2.

"ADVANCE" shall have the meaning set forth in Section 1.3.

"CHARGEBACK AMOUNT" shall have the meaning set forth in Section 3.3.

"CODE" means the California Commercial Code as in effect on July 1, 2001, as the same may be amended from time to time.

"COLLATERAL" shall have the meaning set forth in Section 6.

"COMMITMENT FEE" shall have the meaning set forth in Section 2.3.

"CUSTOMER PAYMENTS" shall have the meaning set forth in Section 2.7.

"ELIGIBLE ACCOUNTS" shall mean Accounts that have been approved by Purchaser in its reasonable credit judgment. Without limiting the criteria to be applied by Purchaser in establishing which Accounts are Eligible Accounts, Purchaser shall exclude any Account that does not satisfy any one or more of the criteria set forth below:

            (A) such Account was created in the ordinary course of Seller's business;

            (B) such Account is represented by an invoice in form acceptable to Purchaser;

            (C) the invoice that is delivered by Seller to the Account Debtor with respect to such Account instructs the Account Debtor to make payment directly to the Purchaser;

            (D) Seller has delivered to Purchaser such original documents as Purchaser may have requested pursuant to Section 1.1 in connection with such Account and, if requested by Purchaser, Purchaser shall have received from the Account Debtor a verification of such Account, satisfactory to Purchaser;

            (E) the amount of such Account represented by the invoice is absolutely owing to Seller;

            (F) the goods giving rise to such Account were not at the time of the sale subject to any liens except those of Purchaser and any other liens approved in writing by Purchaser;

            (G) such Account is not evidenced by chattel paper or an instrument of any kind;

            (H) such Account is due not more than thirty (30) days from the date of the invoice;

            (I) such Account arises from a bona fide completed sale of goods or performance of services, which goods and services have been delivered to, or performed for, and in either case accepted by, the Account Debtor;

            (J) such Account does not arise from the delivery of any toolings, samples, trial merchandise, promotional or demonstration material;

            (K) such Account does not arise from a sale to an individual acting with respect to his or her own personal, family or household consumption;

            (L) such Account does not arise from progress billings (i.e., billings representing a percentage of the amount due upon completion or achievement of a contractual milestone but where failure to complete or deliver the remaining work or goods may constitute an offset, defense or counterclaim to payment);

            (M) such Account does not arise from a retention (i.e., a percentage of the amount payable to Seller pursuant to the contract which is withheld by the Account Debtor until a time after completion) nor is such Account subject to holdbacks for retention;

            (N) such Account does not arise from a bill and hold sale (i.e., a sale in which the Account Debtor has been invoiced without either delivery or acceptance of the goods or services or transfer of title of the goods, even when the goods are held and the invoices are issued at the Account Debtor's request);

            (O) such Account does not arise from a sale on consignment, "sale or return" or "sale on approval" (i.e., sales in which title purports not to pass or has not passed to the Account Debtor until payment, resale, acceptance or otherwise);

            (P) such Account does not arise from a guaranteed sale (i.e., a sale in which the Account Debtor reserves the right to return any unsold goods even if title purports to pass to the Account Debtor);

            (Q) such Account does not arise on terms under which payment may be conditional or contingent in any way;

            (R) there are no contra relationships (i.e., a situation in which the Seller owes the Account Debtor money), setoffs, deductions, allowances, counterclaims or disputes existing with respect to such Account and there are no other facts existing or threatened which would impair or delay the collectibility of all or any portion thereof;

            (S) neither the Account Debtor nor any officer or employee of the Account Debtor is an officer, employee or agent of or is affiliated with Seller, directly or indirectly;

            (T) the Account Debtor is neither the United States nor any State, subdivision, municipality, department or agency of the United States, unless there has been compliance with the Federal Assignment of Claims Act or any similar State or local law, if applicable;

            (U) the Account Debtor's chief executive office and principal place of business are located in the United States or Canada;

            (V) the Account Debtor is not the subject of any bankruptcy or insolvency proceeding of any kind;

            (W) such Account is owed by an Account Debtor deemed creditworthy at all times by Purchaser;

            (X) there are no facts existing or threatened which might result in any adverse change in the Account Debtor's financial condition;

            (Y) such Account has not been reduced from the original amount billed by Seller by credit memo, offset, or adjustment of any kind, or by partial payment subsequent to the invoice date,

            (Z) such Account has not remained unpaid for more than ninety (90) days after the original invoice date;

            (AA) such Account is owed by an Account Debtor whose total indebtedness to Seller does not exceed the amount of any customer credit limit as established, and changed, from time to time by Purchaser on notice to Seller (Accounts excluded from Eligible Accounts solely by reason of this subsection
                  (aa) shall nevertheless be considered Eligible Accounts in an amount not to exceed the customer credit limits); and

            (BB)  those additional eligibility criteria set forth in Schedule 1.

"EVENT OF DEFAULT" shall have the meaning set forth in Section 7.

"FINANCE FEES" shall have the meaning set forth in Section 2.1.

"MAXIMUM COMMITMENT" shall have the meaning set forth in Section 1.2.

"OBLIGATIONS" shall mean all advances, obligations, indebtedness and duties owing by Seller to Purchaser of any kind or nature, present or future arising under or in connection with this Agreement entered into between Purchaser and Seller, whether direct or indirect, including all Advances, Finance Fees, Administrative Fees, Chargeback Amounts, attorneys' fees and expenses.

"OTHER FEES" shall have the meaning set forth in Section 2.5.

"PURCHASED ACCOUNTS" shall mean all Accounts identified on any Schedule of Accounts delivered by Seller to Purchaser which Purchaser elects to purchase and for which Purchaser makes an Advance, and all monies due or to become due thereunder.

"REMITTANCE" shall have the meaning set forth in Section 3.3.

"RESERVE" shall have the meaning set forth in Section 1.3(A).

"RESERVE PURCHASED ACCOUNT" shall have the meaning set forth in Section 1.3(B).

"SCHEDULE OF ACCOUNTS" shall have the meaning set forth in Section 1.1.

"SCHEDULE" shall have the meaning set forth in the second introductory paragraph of this Agreement.

"SETTLEMENT DATE" shall mean the last day of each Settlement Period.

"SETTLEMENT PERIOD" shall mean each seven-day period beginning on Wednesday of each week and ending at the close of business on the Tuesday of the immediately following week.

"TRANSACTION FEES" shall have the meaning set forth in Section 2.4.

"UNIFORM COMMERCIAL CODE JURISDICTION" means any jurisdiction that had adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

IN WITNESS WHEREOF, Seller and Purchaser have executed this Agreement on the day and year written above.


                                          PACIFIC BUSINESS FUNDING,
                                          A DIVISION OF GREATER BAY BANK, N.A.
                                          "Purchaser"

                                          By _______________________________
                                          Title ______________________________


                                          HOME DIRECTOR, INC.
                                          "Seller"

                                          By _______________________________
                                          Title ______________________________

                                          HOME DIRECTOR TECHNOLOGIES, INC.
                                          "Seller"

                                          By _______________________________
                                          Title ______________________________


                                          DIGITAL INTERIORS, INC.
                                          "Seller"

                                          By _______________________________
                                          Title ______________________________

Exhibit A.

                            PACIFIC BUSINESS FUNDING
                      a division of Greater Bay Bank, N.A.
                              SCHEDULE OF ACCOUNTS

SELLERS: HOME DIRECTOR, INC., HOME DIRECTOR TECHNOLOGIES, INC., AND DIGITAL INTERIORS, INC.                  DATE:
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             INVOICE               INVOICE                   ACCOUNT DEBTOR INFORMATION         PURCHASE             INVOICE
              DATE                  NUMBER                        (PRINT OR TYPE)                ORDER #              AMOUNT
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
  1
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  2
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  3
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  4
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  5
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  6
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  7
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  8
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  9
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 10
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 11
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 12
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 13
-----------------------------------------------------------------------------------------------------------------------------------

Each Seller named above, hereby delivers this Schedule of Accounts to Pacific Business Funding, Purchaser, pursuant to a Factoring Agreement among Home Director, Inc., Home Director Technologies, Inc., Digital Interiors, Inc. (collectively, "Seller") and Purchaser. The undersigned represents that he or she is authorized representative of Seller with full right, power and authority to deliver this Schedule of Accounts to Purchaser. The Accounts evidenced by the invoices on this Schedule of Accounts are submitted for purchase under the terms and conditions of the Factoring Agreement now in force. THE UNDERSIGNED ATTESTS THAT THESE INVOICES REPRESENT ACTUAL SALES AND THAT SHIPMENT/DELIVERY OF GOODS AND /OR COMPLETION OF SERVICES HAVE BEEN MADE. The undersigned further attests that all of the representations and warranties in Section 5 of the Factoring Agreement are true and correct with respect to each of the Accounts and Account Debtors described on this Schedule of Accounts.

DISBURSEMENT INSTRUCTIONS:

----------------------------------------------
TOTAL                   $
----------------------------------------------
LESS RESERVE
----------------------------------------------
OTHER ADJUSTMENTS:
----------------------------------------------
NET ADVANCE
----------------------------------------------
CHECK#                  CHECK DATE

Disbursement Instructions:


AUTHORIZED SIGNATURE: _____________________________________________

PRINT NAME: _______________________________________________________

Exhibit B.

                           (GENERAL ASSIGNMENT LETTER)

(Date)

(Account Debtor Name)

Attention: Accounts Payable Dept.

We are pleased to announce that we have entered into an agreement with Greater Bay Bank, N.A.. This agreement will help us meet our cash needs, maintain our growth, and better serve you, the customer.

Under the terms and conditions of this agreement, and to expedite our availability of funds, payments for all amounts due or to become due to us by you, and all current and future invoices from us should be sent to:

                             Greater Bay Bank, N.A.
                                  P.O. Box 2045
                            Cupertino, CA 95015-2045

Please consider this letter your authorization and direction to pay to Greater Bay Bank, N.A. all invoices you receive from (Client Name). This will remain in effect until you are notified in writing by Greater Bay Bank, N.A. and us. If you have any questions about these changes, please call me at (Client Phone #) or Greater Bay Bank, N.A. at 408-255-9300.

Thank you for your cooperation in complying with these instructions.

Sincerely,


(Home Director, Inc., Home Director Technologies, Inc., and/or Digital Interiors, Inc.)


By:
   -----------------------------------------

Title:
      --------------------------------------

================================================================================

Pacific Business Funding

                                   SCHEDULE 1
                                       TO
                               FACTORING AGREEMENT

SELLERS:

HOME DIRECTOR, INC.
ADDRESS: 2525 COLLIER CANYON ROAD, LIVERMORE, CA 94551
EMAIL ADDRESS:

HOME DIRECTOR TECHNOLOGIES, INC.
ADDRESS: _____________________________________
EMAIL ADDRESS: _______________________________

DIGITAL INTERIORS, INC.
ADDRESS: _____________________________________
EMAIL ADDRESS: _______________________________

DATE: MARCH 23, 2004

This Schedule forms an integral part of the Factoring Agreement among Pacific Business Funding ("Purchaser"), Home Director, Inc., Home Director Technologies, Inc., and Digital Interiors, Inc. (collectively, "Seller") of even date (the "Factoring Agreement"). All references in this Schedule 1 to Sections shall be references to Sections of the Factoring Agreement unless otherwise indicated. All defined terms used in this Schedule 1 shall have the definitions assigned to such terms in the Factoring Agreement unless otherwise indicated.

1.    ADVANCE AND RESERVE.

      ADVANCE:               Percentage of face amount of Account for Advance:
      Section 1.3            sixty five percent (65%).

      RESERVE:               Percentage of Account balance for Reserve: thirty
      Section 1.3            five percent (35%)

2.    MAXIMUM COMMITMENT.

      MAXIMUM COMMITMENT:    The Maximum Commitment means Seven Hundred Fifty
      Section 1.2            Thousand Dollars ($750,000).

3.    FEES.

      FINANCE FEES:          Prime Rate plus six percent (6.0%) per annum  All
      Section 2.1            computations of Finance Fees shall be calculated on
                             the basis of a three hundred and sixty (360) day year. Prime Rate is equal to the Daily Prime Rate in the Wall Street Journal.

      ADMINISTRATIVE FEES:   None
      Section 2.2

      COMMITMENT FEES:       Annual fee $10,000 on the date of this Agreement
      Section 2.3            and each anniversary hereof

      TRANSACTION FEES:      NONE
      Section 2.4

      OTHER FEES:            NONE
      Section 2.5

4.    CREDITING PAYMENTS.

      CREDITING PAYMENTS:    To allow for application of payments and for
      Section 2.7            purposes of computing Finance Fees, all payments
                             shall be applied to the Obligations two business days after payments are received by Purchaser.

5.    REPURCHASE FEE.

      REPURCHASE FEE:        None.
      Section 2.8

6.    OTHER COVENANTS.

      OTHER COVENANTS:       Each Seller shall, at all times comply with the
      Section 5(V)           following additional covenants:

                             (i) INSURANCE: Seller shall, at all times insure all of the tangible personal property Collateral and carry such other business insurance, with insurers that are reasonably acceptable to Purchaser. All insurance policies shall name Purchaser as the additional insured and loss payee. Seller shall deliver to Purchaser a loss payee endorsement in form reasonably satisfactory to Purchaser.

                             (ii) FINANCIAL REPORTING: Upon the request of Purchaser, Seller shall deliver to Purchaser the following financial reports in form and substance satisfactory to purchaser (collectively the "Financial Statements"). The Financial Statements shall include an income statement, statement of cash flows, balance sheets, accounts receivable aging, and an accounts payable aging. The Financial Statements shall be delivered to the Purchaser within 25 days of the end of each month end and audited Financial Statements shall be delivered within 45 days of Seller's fiscal year end.

                             (iii) AUDITS: Purchaser shall have a right from time to time hereafter to audit Seller's Accounts and appraise Collateral at Seller's expense.

                             (iv) EQUITY: Home Director, Inc. shall receive after the date of this Agreement but before May 1, 2004 proceeds from the sale or issuance of its equity securities of at least $2,000,000.

                             (v) OFFSETS: For Account Debtors identified from time to time on the Schedule of Accounts, an offset for participation in such Account Debtor's insurance program of not more than two percent (2.0%) may be allowed.

7.    SELLER INFORMATION:

      SELLER: HOME DIRECTOR, INC.

      TYPE OF ORGANIZATION OF SELLER:              CORPORATION
      Section 5(L)

      STATE OF ORGANIZATION OF SELLER:             DELAWARE
      Section 5(L)

      ORGANIZATION NUMBER ISSUED BY STATE
      OF ORGANIZATION:                             --------------------
      Section 5(L)

      FEDERAL TAX IDENTIFICATION NUMBER:           --------------------
      Section 5(L)

      PRIOR NAMES OF
      SELLER:
      Section 5(L):                                --------------------

      PRIOR TRADE
      NAMES OF SELLER
      Section 5(L):                                --------------------

      EXISTING TRADE
      NAMES OF SELLER
      Section 5(L):                                --------------------

      CHIEF EXECUTIVE OFF ICE                      2525 COLLIER CANYON ROAD,
      Section 5(L):                                LIVERMORE, CA  94551

      OTHER LOCATIONS
      AND ADDRESSES:
      Section 5(L):                                --------------------

      SELLER: HOME DIRECTOR TECHNOLOGIES, INC.

      TYPE OF ORGANIZATION OF SELLER:              CORPORATION
      Section 5(L)

      STATE OF ORGANIZATION OF SELLER:             DELAWARE
      Section 5(L)

      ORGANIZATION NUMBER ISSUED BY STATE
      OF ORGANIZATION:                             --------------------
      Section 5(L)

      FEDERAL TAX IDENTIFICATION NUMBER:           --------------------
      Section 5(L)

      PRIOR NAMES OF
      SELLER:
      Section 5(L):                                --------------------

      PRIOR TRADE
      NAMES OF SELLER

      Section 5(L):                                --------------------

      EXISTING TRADE
      NAMES OF SELLER
      Section 5(L):                                --------------------

      CHIEF EXECUTIVE OFF ICE
      Section 5(L):                                --------------------

      OTHER LOCATIONS
      AND ADDRESSES:
      Section 5(L):                                --------------------

      SELLER: DIGITAL INTERIORS, INC.

      TYPE OF ORGANIZATION OF SELLER:              CORPORATION
      Section 5(L)

      STATE OF ORGANIZATION OF SELLER:             CALIFORNIA
      Section 5(L)

      ORGANIZATION NUMBER ISSUED BY STATE
      OF ORGANIZATION:                             --------------------
      Section 5(L)

      FEDERAL TAX IDENTIFICATION NUMBER:           --------------------
      Section 5(L)

      PRIOR NAMES OF
      SELLER:
      Section 5(L):                                --------------------

      PRIOR TRADE
      NAMES OF SELLER
      Section 5(L):                                --------------------

      EXISTING TRADE
      NAMES OF SELLER
      Section 5(L):                                --------------------

      CHIEF EXECUTIVE OFF ICE
      Section 5(L):                                --------------------

      OTHER LOCATIONS
      AND ADDRESSES:
      Section 5(L):                                --------------------


SELLER:
HOME DIRECTOR, INC.

By: ___________________________
Title: _________________________

SELLER:
HOME DIRECTOR TECHNOLOGIES, INC.

By: ___________________________
Title: _________________________


SELLER:
DIGITAL INTERIORS, INC.

By: ___________________________
Title: _________________________


PURCHASER:
PACIFIC BUSINESS FUNDING,
 a division of Greater Bay Bank, N.A.

By: __________________________
Title:_________________________

================================================================================

PACIFIC BUSINESS FUNDING

                                  SCHEDULE 2 TO

                               FACTORING AGREEMENT

SELLERS:

HOME DIRECTOR, INC.
ADDRESS: 2525 COLLIER CANYON ROAD, LIVERMORE, CA 94551
EMAIL ADDRESS:

HOME DIRECTOR TECHNOLOGIES, INC.
ADDRESS: _____________________________________
EMAIL ADDRESS: _______________________________

DIGITAL INTERIORS, INC.
ADDRESS: _____________________________________
EMAIL ADDRESS: _______________________________

DATE: MARCH 23, 2004

      This Schedule 2 forms an integral part of the Factoring Agreement among Pacific Business Funding ("Purchaser"), Home Director, Inc., Home Director Technologies, Inc., and Digital Interiors, Inc. (collectively, "Seller") of even date (the "Factoring Agreement"). All defined terms used in this Schedule 2 shall have the definitions assigned to such terms in the Factoring Agreement unless otherwise indicated.

================================================================================

                               HOME DIRECTOR, INC.

                         PATENTS AND PATENT APPLICATIONS

      A.    PATENTS

            Patent Name                          Patent Number       Date Issued

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

      B.    PATENT APPLICATIONS

            Patent Name                          Serial Number      Application
                                                                       Date

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

                                                                ________ Initial

      C.    PATENT LICENSES

     Patent Name          Patent Number          Licensor            Licensee

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

================================================================================

                               HOME DIRECTOR, INC.

                      TRADEMARKS AND TRADEMARK APPLICATIONS

      D.    TRADEMARKS

   Trademark Name      Date Registered     Registration Number    Current Status

____________________       ________       _____________________  _______________

____________________       ________       _____________________  _______________

____________________       ________       _____________________  _______________

____________________       ________       _____________________  _______________

____________________       ________       _____________________  _______________

      E.    TRADEMARK APPLICATIONS

   Trademark Name           Date Filed         Serial Number     Current Status

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

      F.    TRADEMARK LICENSES

   Trademark Name        Trademark Number         Licensor           Licensee

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

================================================================================

                               HOME DIRECTOR, INC.

                             COPYRIGHT REGISTRATIONS

                Title                 Registration Number     Registration Date

___________________________________        _________               __________

___________________________________        _________               __________

___________________________________        _________               __________

___________________________________        _________               __________

___________________________________        _________               __________

================================================================================

                               HOME DIRECTOR, INC.

                     APPLICATIONS FOR COPYRIGHT REGISTRATION

                    Title                                   Date Filed

_______________________________________________             __________

_______________________________________________             __________

_______________________________________________             __________

_______________________________________________             __________

_______________________________________________             __________

================================================================================

                               HOME DIRECTOR, INC.

                               COPYRIGHT LICENSEES

License Description              Licensor                     Licensee

_____________________________    ___________________          __________________

_____________________________    ___________________          __________________

_____________________________    ___________________          __________________

_____________________________    ___________________          __________________

_____________________________    ___________________          __________________

================================================================================

SELLER:
HOME DIRECTOR, INC.


By: __________________________
Title: _______________________

================================================================================

                        HOME DIRECTOR TECHNOLOGIES, INC.

                         PATENTS AND PATENT APPLICATIONS

      A.    PATENTS

            Patent Name                          Patent Number       Date Issued

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

      B.    PATENT APPLICATIONS

            Patent Name                          Serial Number      Application
                                                                       Date

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

      C.    PATENT LICENSES

     Patent Name          Patent Number          Licensor            Licensee

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

================================================================================

                        HOME DIRECTOR TECHNOLOGIES, INC.

                      TRADEMARKS AND TRADEMARK APPLICATIONS

      D.    TRADEMARKS

   Trademark Name      Date Registered     Registration Number    Current Status

____________________       ________       _____________________  _______________

____________________       ________       _____________________  _______________

____________________       ________       _____________________  _______________

____________________       ________       _____________________  _______________

____________________       ________       _____________________  _______________

                                                                ________ Initial

      E.    TRADEMARK APPLICATIONS

   Trademark Name           Date Filed         Serial Number     Current Status

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

      F.    TRADEMARK LICENSES

   Trademark Name        Trademark Number         Licensor           Licensee

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

================================================================================

                        HOME DIRECTOR TECHNOLOGIES, INC.

                             COPYRIGHT REGISTRATIONS

                Title                 Registration Number     Registration Date

___________________________________        _________               __________

___________________________________        _________               __________

___________________________________        _________               __________

___________________________________        _________               __________

___________________________________        _________               __________

================================================================================

                        HOME DIRECTOR TECHNOLOGIES, INC.

                     APPLICATIONS FOR COPYRIGHT REGISTRATION

                    Title                                   Date Filed

_______________________________________________             __________

_______________________________________________             __________

_______________________________________________             __________

_______________________________________________             __________

_______________________________________________             __________

================================================================================

                        HOME DIRECTOR TECHNOLOGIES, INC.

                               COPYRIGHT LICENSEES

License Description              Licensor                     Licensee

_____________________________    ___________________          __________________

_____________________________    ___________________          __________________

_____________________________    ___________________          __________________

_____________________________    ___________________          __________________

_____________________________    ___________________          __________________

================================================================================

SELLER:
HOME DIRECTOR, INC.


By: __________________________
Title: _______________________

                                                                ________ Initial

================================================================================

                            DIGITAL INTERIORS, INC.

                         PATENTS AND PATENT APPLICATIONS

      A.    PATENTS

            Patent Name                          Patent Number       Date Issued

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

      B.    PATENT APPLICATIONS

            Patent Name                          Serial Number      Application
                                                                       Date

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

            ________________________________     ______________   ______________

      C.    PATENT LICENSES

     Patent Name          Patent Number          Licensor            Licensee

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

================================================================================

                            DIGITAL INTERIORS, INC.

                      TRADEMARKS AND TRADEMARK APPLICATIONS

      D.    TRADEMARKS

   Trademark Name      Date Registered     Registration Number    Current Status

____________________       ________       _____________________  _______________

____________________       ________       _____________________  _______________

____________________       ________       _____________________  _______________

____________________       ________       _____________________  _______________

____________________       ________       _____________________  _______________

                                                                ________ Initial

      E.    TRADEMARK APPLICATIONS

   Trademark Name           Date Filed         Serial Number     Current Status

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

      F.    TRADEMARK LICENSES

   Trademark Name        Trademark Number         Licensor           Licensee

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

_____________________   __________________   _________________  ________________

================================================================================

                             DIGITAL INTERIORS, INC.

                             COPYRIGHT REGISTRATIONS

                Title                 Registration Number     Registration Date

___________________________________        _________               __________

___________________________________        _________               __________

___________________________________        _________               __________

___________________________________        _________               __________

___________________________________        _________               __________

================================================================================

                             DIGITAL INTERIORS, INC.

                     APPLICATIONS FOR COPYRIGHT REGISTRATION

                    Title                                   Date Filed

_______________________________________________             __________

_______________________________________________             __________

_______________________________________________             __________

_______________________________________________             __________

_______________________________________________             __________

================================================================================

                             DIGITAL INTERIORS, INC.

                               COPYRIGHT LICENSEES

License Description              Licensor                     Licensee

_____________________________    ___________________          __________________

_____________________________    ___________________          __________________

_____________________________    ___________________          __________________

_____________________________    ___________________          __________________

_____________________________    ___________________          __________________

================================================================================

SELLER:
HOME DIRECTOR, INC.


By: __________________________
Title: _______________________

                                                                ________ Initial

================================================================================

PACIFIC BUSINESS FUNDING

                                  SCHEDULE 3 TO

                               FACTORING AGREEMENT

SELLERS:

HOME DIRECTOR, INC.
ADDRESS: 2525 COLLIER CANYON ROAD, LIVERMORE, CA 94551
EMAIL ADDRESS: _______________________________

HOME DIRECTOR TECHNOLOGIES, INC.
ADDRESS: _____________________________________
EMAIL ADDRESS: _______________________________

DIGITAL INTERIORS, INC.
ADDRESS: _____________________________________
EMAIL ADDRESS: _______________________________

Date: March 23, 2004

      This Schedule 3 forms an integral part of the Factoring Agreement among Pacific Business Funding ("Purchaser"), Home Director, Inc., Home Director Technologies, Inc., and Digital Interiors, Inc. (collectively, "Seller") of even date (the "Factoring Agreement"). All defined terms used in this Schedule 3 shall have the definitions assigned to such terms in the Factoring Agreement unless otherwise indicated.

================================================================================

                   DEPOSIT ACCOUNTS AND INVESTMENT SECURITIES

A.    DESCRIPTIONS OF DEPOSIT ACCOUNTS.

Seller          Name of Institution  Address    Account Number  Telephone Number
                                                                Fax Number

______________  ___________________  _________  ______________  ________________

______________  ___________________  _________  ______________  ________________

______________  ___________________  _________  ______________  ________________

______________  ___________________  _________  ______________  ________________

______________  ___________________  _________  ______________  ________________

================================================================================

================================================================================

                   DEPOSIT ACCOUNTS AND INVESTMENT SECURITIES

B.    DESCRIPTIONS OF INVESTMENT SECURITIES.

Seller          Name of Institution  Address    Account Number  Telephone Number
                                                                Fax Number

______________  ___________________  _________  ______________  ________________

______________  ___________________  _________  ______________  ________________

______________  ___________________  _________  ______________  ________________

______________  ___________________  _________  ______________  ________________

______________  ___________________  _________  ______________  ________________

================================================================================


SELLER:
HOME DIRECTOR, INC.

By: ___________________________
Title: _________________________


SELLER:
HOME DIRECTOR TECHNOLOGIES, INC.

By: ___________________________
Title: _________________________


SELLER:
DIGITAL INTERIORS, INC.

By: ___________________________
Title: _________________________

                            CERTIFICATION OF OFFICERS

      The undersigned, being all the officers of Home Director, Inc., a Delaware corporation (the "Corporation"), hereby certify to Pacific Business Funding, a division of Greater Bay Bank, N.A. ("PBF") that:

1. The correct name of the Corporation is Home Director, Inc., as set forth in the Certificate of Incorporation. A certified copy of the Certificate of Incorporation of the Corporation is attached hereto as Exhibit A.

2.    The Corporation was incorporated on ______________________, _________,
                                               (DAY/MONTH)         (YEAR)
      under the laws of the State of Delaware, and is in good standing under such laws. Attached hereto as Exhibit B is a copy of a certificate of good standing of the Corporation.

3. The Bylaws of the Corporation have not been modified, amended or rescinded, and remain in full force as of the date of this Certificate. A copy of the Bylaws of the Corporation is attached hereto as Exhibit C.

4. There is no provision in the Certificate of Incorporation, Certificate of Incorporation, or Bylaws of the Corporation, or in the laws of the State of its incorporation, requiring any vote or consent of shareholders to authorize the sale or pledge of receivables or the grant of a security interest in any assets of the Corporation. Such power is vested exclusively in the Corporation's Board of Directors.

5. The officers of the Corporation, and their respective titles and signatures, are as follows:

      President:
                          ______________________________________________________
                          Name

                          ______________________________________________________
                          Signature

      Vice President:
                          ______________________________________________________
                          Name

                          ______________________________________________________
                          Signature

      Secretary:
                          ______________________________________________________
                          Name

                          ______________________________________________________
                          Signature

      Treasurer:
                          ______________________________________________________
                          Name

                          ______________________________________________________
                          Signature

6. Except as indicated in this paragraph 6, each of the officers listed in paragraph 5 has signatory powers with respect to all the Corporation's transactions with PBF. Any exceptions are listed below:

      ___________________________________________________________________

      ___________________________________________________________________

      ___________________________________________________________________

      ___________________________________________________________________

7. The undersigned shall give PBF prompt written notice of any change or amendment with respect to any of the foregoing. Until such written notice is received by PBF, PBF shall be entitled to rely upon the foregoing in all respects.

      IN WITNESS WHEREOF, the undersigned have executed this Certification of Officers on March 23, 2004.

      ___________________________________________________________________
        PRESIDENT

      ___________________________________________________________________
        VICE PRESIDENT

      ___________________________________________________________________
        SECRETARY

      ___________________________________________________________________
        TREASURER

                                    EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                    EXHIBIT B

                          CERTIFICATE OF GOOD STANDING

                                    EXHIBIT C

                                     BYLAWS

                             SECRETARY'S CERTIFICATE

      The undersigned, being the duly elected, qualified and acting Secretary of Home Director, Inc., a Delaware corporation (the "Corporation"), hereby certifies to PACIFIC BUSINESS FUNDING, a division of Greater Bay Bank, N.A., that (1) at a meeting duly convened at which a quorum was present the following resolutions were adopted by the Board of Directors of the Corporation and that such resolutions have not been modified, amended, or rescinded in any respect and are in full force and effect as of the date of this Secretary's Certificate,
(2) such resolutions authorize and ratify, among other things, any actions previously, concurrently, or subsequently taken by the Corporation's officers and employees, and (3) the Authorized Officers (as defined in the following resolutions) are the qualified and duly elected officers of the Corporation, incumbent as of the date hereof, and hold the offices of the Corporation set forth opposite their respective names:

      RESOLVED, that this Corporation be, and hereby is, authorized to obtain financing from Pacific Business Funding through the sale to Pacific Business Funding of this Corporation's accounts receivable, upon the terms set forth in an Factoring Agreement between Pacific Business Funding and this Corporation, that has been presented to the Board of Directors of the Corporation, with such modifications as deemed necessary or appropriate by the persons signing on behalf of this Corporation; and,

      RESOLVED, that this Corporation be, and hereby is, authorized to grant to Pacific Business Funding a security interest in all of this Corporation's personal property assets, whether presently owned or hereafter acquired or arising, including, without limitation, equipment, fixtures, inventory, general intangibles (including all software, copyrights, patents, trademarks, and applications and licenses therefor and thereof), accounts, documents, cash, deposit accounts, securities, investment property, letter of credit rights, supporting obligations, chattel paper, and all proceeds thereof, and the other collateral as described in the Factoring Agreement; and,

      RESOLVED, that this Corporation be, and hereby is, authorized and directed to execute and deliver to Pacific Business Funding, the Factoring Agreement, financing statements, and such other agreements, certificates, instruments, notices and other documents as may be required or deemed necessary or advisable in order to fully effectuate the purposes and intent of the foregoing resolutions (the "Documents"), and authorize the filing by Pacific Business funding those financing statements deemed necessary by Pacific Business Funding; and,

      RESOLVED, that any one or more of the following named officers of this Corporation (the "Authorized Officers") and any other officer or employee of this Corporation be, and each of them hereby is, authorized, empowered, and directed to execute and deliver to Pacific Business Funding on behalf of this Corporation, the Factoring Agreement and the other Documents, and to do or cause to be done all such acts and things and make, execute and deliver or cause to be made, executed, and delivered, on behalf of this Corporation, all such further agreements and instruments as may be deemed necessary or advisable in order to fully effectuate the purposes and intent of the foregoing resolutions, including, without limitation, any amendments or modifications to the Documents:

Authorized Officers:                        Titles:

__________________________________          __________________________

__________________________________          __________________________

__________________________________          __________________________

__________________________________          __________________________

__________________________________          __________________________

      RESOLVED, that any and all acts authorized pursuant to the resolutions and performed prior to the passage of these resolutions are hereby ratified and approved; and,

      RESOLVED, that the Secretary or Assistant Secretary of this Corporation be, and hereby is, authorized, empowered, and directed to certify to the passage of the foregoing resolutions under the seal of this Corporation.

      IN WITNESS WHEREOF, the undersigned has duly executed this Secretary's Certificate this _____ day of March, 2004.


                                             ___________________________________
                                             Secretary of Home Director, Inc.

                            CERTIFICATION OF OFFICERS

      The undersigned, being all the officers of Home Director Technologies, Inc., a Delaware corporation (the "Corporation"), hereby certify to Pacific Business Funding, a division of Greater Bay Bank, N.A. ("PBF") that:

1. The correct name of the Corporation is Home Director Technologies, Inc., as set forth in the Certificate of Incorporation. A certified copy of the Certificate of Incorporation of the Corporation is attached hereto as Exhibit A.

2.    The Corporation was incorporated on ______________________, _________,
                                                (DAY/MONTH)         (YEAR)
      under the laws of the State of Delaware, and is in good standing under such laws. Attached hereto as Exhibit B is a copy of a certificate of good standing of the Corporation.

3. The Bylaws of the Corporation have not been modified, amended or rescinded, and remain in full force as of the date of this Certificate. A copy of the Bylaws of the Corporation is attached hereto as Exhibit C.

4. There is no provision in the Certificate of Incorporation, Certificate of Incorporation, or Bylaws of the Corporation, or in the laws of the State of its incorporation, requiring any vote or consent of shareholders to authorize the sale or pledge of receivables or the grant of a security interest in any assets of the Corporation. Such power is vested exclusively in the Corporation's Board of Directors.

5. The officers of the Corporation, and their respective titles and signatures, are as follows:

      President:
                          ______________________________________________________
                          Name

                          ______________________________________________________
                          Signature

      Vice President:
                          ______________________________________________________
                          Name

                          ______________________________________________________
                          Signature

      Secretary:
                          ______________________________________________________
                          Name

                          ______________________________________________________
                          Signature

      Treasurer:
                          ______________________________________________________
                          Name

                          ______________________________________________________
                          Signature

6. Except as indicated in this paragraph 6, each of the officers listed in paragraph 5 has signatory powers with respect to all the Corporation's transactions with PBF. Any exceptions are listed below:

      ___________________________________________________________________

      ___________________________________________________________________

      ___________________________________________________________________

      ___________________________________________________________________

      ___________________________________________________________________

7. The undersigned shall give PBF prompt written notice of any change or amendment with respect to any of the foregoing. Until such written notice is received by PBF, PBF shall be entitled to rely upon the foregoing in all respects.

      IN WITNESS WHEREOF, the undersigned have executed this Certification of Officers on March 23, 2004.

      ___________________________________________________________________
         PRESIDENT

      ___________________________________________________________________
         VICE PRESIDENT

      ___________________________________________________________________
         SECRETARY

      ___________________________________________________________________
         TREASURER

                                    EXHIBIT A

                          CERTIFICATE OF INCORPORATION

                                    EXHIBIT B

                          CERTIFICATE OF GOOD STANDING

                                    EXHIBIT C

                                     BYLAWS

                             SECRETARY'S CERTIFICATE

      The undersigned, being the duly elected, qualified and acting Secretary of Home Director Technologies, Inc., a Delaware corporation (the "Corporation"), hereby certifies to PACIFIC BUSINESS FUNDING, a division of Greater Bay Bank, N.A., that (1) at a meeting duly convened at which a quorum was present the following resolutions were adopted by the Board of Directors of the Corporation and that such resolutions have not been modified, amended, or rescinded in any respect and are in full force and effect as of the date of this Secretary's Certificate, (2) such resolutions authorize and ratify, among other things, any actions previously, concurrently, or subsequently taken by the Corporation's officers and employees, and (3) the Authorized Officers (as defined in the following resolutions) are the qualified and duly elected officers of the Corporation, incumbent as of the date hereof, and hold the offices of the Corporation set forth opposite their respective names:

      RESOLVED, that this Corporation be, and hereby is, authorized to obtain financing from Pacific Business Funding through the sale to Pacific Business Funding of this Corporation's accounts receivable, upon the terms set forth in an Factoring Agreement between Pacific Business Funding and this Corporation, that has been presented to the Board of Directors of the Corporation, with such modifications as deemed necessary or appropriate by the persons signing on behalf of this Corporation; and,

      RESOLVED, that this Corporation be, and hereby is, authorized to grant to Pacific Business Funding a security interest in all of this Corporation's personal property assets, whether presently owned or hereafter acquired or arising, including, without limitation, equipment, fixtures, inventory, general intangibles (including all software, copyrights, patents, trademarks, and applications and licenses therefor and thereof), accounts, documents, cash, deposit accounts, securities, investment property, letter of credit rights, supporting obligations, chattel paper, and all proceeds thereof, and the other collateral as described in the Factoring Agreement; and,

      RESOLVED, that this Corporation be, and hereby is, authorized and directed to execute and deliver to Pacific Business Funding, the Factoring Agreement, financing statements, and such other agreements, certificates, instruments, notices and other documents as may be required or deemed necessary or advisable in order to fully effectuate the purposes and intent of the foregoing resolutions (the "Documents"), and authorize the filing by Pacific Business funding those financing statements deemed necessary by Pacific Business Funding; and,

      RESOLVED, that any one or more of the following named officers of this Corporation (the "Authorized Officers") and any other officer or employee of this Corporation be, and each of them hereby is, authorized, empowered, and directed to execute and deliver to Pacific Business Funding on behalf of this Corporation, the Factoring Agreement and the other Documents, and to do or cause to be done all such acts and things and make, execute and deliver or cause to be made, executed, and delivered, on behalf of this Corporation, all such further agreements and instruments as may be deemed necessary or advisable in order to fully effectuate the purposes and intent of the foregoing resolutions, including, without limitation, any amendments or modifications to the Documents:

Authorized Officers:                        Titles:

__________________________________          __________________________

__________________________________          __________________________

__________________________________          __________________________

__________________________________          __________________________

__________________________________          __________________________

      RESOLVED, that any and all acts authorized pursuant to the resolutions and performed prior to the passage of these resolutions are hereby ratified and approved; and,

      RESOLVED, that the Secretary or Assistant Secretary of this Corporation be, and hereby is, authorized, empowered, and directed to certify to the passage of the foregoing resolutions under the seal of this Corporation.

      IN WITNESS WHEREOF, the undersigned has duly executed this Secretary's Certificate this _____ day of March, 2004.


                                  ______________________________________________
                                  Secretary of Home Director Technologies, Inc.

                            CERTIFICATION OF OFFICERS

      The undersigned, being all the officers of Digital Interiors, Inc., a California corporation (the "Corporation"), hereby certify to Pacific Business Funding, a division of Greater Bay Bank, N.A. ("PBF") that:

1. The correct name of the Corporation is Digital Interiors, Inc., as set forth in the Articles of Incorporation. A certified copy of the Articles of Incorporation of the Corporation is attached hereto as Exhibit A.

2.    The Corporation was incorporated on ______________________, _________,
                                                (DAY/MONTH)         (YEAR)
      under the laws of the State of California, and is in good standing under such laws. Attached hereto as Exhibit B is a copy of a certificate of good standing of the Corporation.

3. The Bylaws of the Corporation have not been modified, amended or rescinded, and remain in full force as of the date of this Certificate. A copy of the Bylaws of the Corporation is attached hereto as Exhibit C.

4. There is no provision in the Articles of Incorporation or Bylaws of the Corporation, or in the laws of the State of its incorporation, requiring any vote or consent of shareholders to authorize the sale or pledge of receivables or the grant of a security interest in any assets of the Corporation. Such power is vested exclusively in the Corporation's Board of Directors.

5. The officers of the Corporation, and their respective titles and signatures, are as follows:

      President:
                          ______________________________________________________
                          Name

                          ______________________________________________________
                          Signature

      Vice President:
                          ______________________________________________________
                          Name

                          ______________________________________________________
                          Signature

      Secretary:
                          ______________________________________________________
                          Name

                          ______________________________________________________
                          Signature

      Treasurer:
                          ______________________________________________________
                          Name

                          ______________________________________________________
                          Signature

6. Except as indicated in this paragraph 6, each of the officers listed in paragraph 5 has signatory powers with respect to all the Corporation's transactions with PBF. Any exceptions are listed below:

      ___________________________________________________________________

      ___________________________________________________________________

      ___________________________________________________________________

      ___________________________________________________________________

7. The undersigned shall give PBF prompt written notice of any change or amendment with respect to any of the foregoing. Until such written notice is received by PBF, PBF shall be entitled to rely upon the foregoing in all respects.

      IN WITNESS WHEREOF, the undersigned have executed this Certification of Officers on March 23, 2004.

      ___________________________________________________________________
         PRESIDENT

      ___________________________________________________________________
         VICE PRESIDENT

      ___________________________________________________________________
         SECRETARY

      ___________________________________________________________________
         TREASURER

                                    EXHIBIT A

                            ARTICLES OF INCORPORATION

                                    EXHIBIT B

                          CERTIFICATE OF GOOD STANDING

                                    EXHIBIT C

                                     BYLAWS

                             SECRETARY'S CERTIFICATE

      The undersigned, being the duly elected, qualified and acting Secretary of Digital Interiors, Inc., a California corporation (the "Corporation"), hereby certifies to PACIFIC BUSINESS FUNDING, a division of Greater Bay Bank, N.A., that (1) at a meeting duly convened at which a quorum was present the following resolutions were adopted by the Board of Directors of the Corporation and that such resolutions have not been modified, amended, or rescinded in any respect and are in full force and effect as of the date of this Secretary's Certificate,
(2) such resolutions authorize and ratify, among other things, any actions previously, concurrently, or subsequently taken by the Corporation's officers and employees, and (3) the Authorized Officers (as defined in the following resolutions) are the qualified and duly elected officers of the Corporation, incumbent as of the date hereof, and hold the offices of the Corporation set forth opposite their respective names:

      RESOLVED, that this Corporation be, and hereby is, authorized to obtain financing from Pacific Business Funding through the sale to Pacific Business Funding of this Corporation's accounts receivable, upon the terms set forth in an Factoring Agreement between Pacific Business Funding and this Corporation, that has been presented to the Board of Directors of the Corporation, with such modifications as deemed necessary or appropriate by the persons signing on behalf of this Corporation; and,

      RESOLVED, that this Corporation be, and hereby is, authorized to grant to Pacific Business Funding a security interest in all of this Corporation's personal property assets, whether presently owned or hereafter acquired or arising, including, without limitation, equipment, fixtures, inventory, general intangibles (including all software, copyrights, patents, trademarks, and applications and licenses therefor and thereof), accounts, documents, cash, deposit accounts, securities, investment property, letter of credit rights, supporting obligations, chattel paper, and all proceeds thereof, and the other collateral as described in the Factoring Agreement; and,

      RESOLVED, that this Corporation be, and hereby is, authorized and directed to execute and deliver to Pacific Business Funding, the Factoring Agreement, financing statements, and such other agreements, certificates, instruments, notices and other documents as may be required or deemed necessary or advisable in order to fully effectuate the purposes and intent of the foregoing resolutions (the "Documents"), and authorize the filing by Pacific Business funding those financing statements deemed necessary by Pacific Business Funding; and,

      RESOLVED, that any one or more of the following named officers of this Corporation (the "Authorized Officers") and any other officer or employee of this Corporation be, and each of them hereby is, authorized, empowered, and directed to execute and deliver to Pacific Business Funding on behalf of this Corporation, the Factoring Agreement and the other Documents, and to do or cause to be done all such acts and things and make, execute and deliver or cause to be made, executed, and delivered, on behalf of this Corporation, all such further agreements and instruments as may be deemed necessary or advisable in order to fully effectuate the purposes and intent of the foregoing resolutions, including, without limitation, any amendments or modifications to the Documents:

Authorized Officers:                        Titles:

__________________________________          __________________________

__________________________________          __________________________

__________________________________          __________________________

__________________________________          __________________________

__________________________________          __________________________

      RESOLVED, that any and all acts authorized pursuant to the resolutions and performed prior to the passage of these resolutions are hereby ratified and approved; and,

      RESOLVED, that the Secretary or Assistant Secretary of this Corporation be, and hereby is, authorized, empowered, and directed to certify to the passage of the foregoing resolutions under the seal of this Corporation.

      IN WITNESS WHEREOF, the undersigned has duly executed this Secretary's Certificate this _____ day of March, 2004.


                                            ____________________________________
                                            Secretary of Digital Interiors, Inc.

                            VALIDITY INDEMNIFICATION

Re: Home Director, Inc. ("Seller") and Pacific Business Funding, a division of Greater Bay Bank, N.A. ("Buyer").

      The undersigned are officers of Seller. In order to induce Buyer to extend factoring accommodations to the Seller, pursuant to the Factoring Agreement dated March 23, 2004 between Buyer and Seller and any other agreements entered into in connection therewith (individually, an "Agreement" and collectively, the "Agreements") with the Seller, each of the undersigned, jointly and severally, warrants, represents and promises to Buyer as follows:

      The undersigned acknowledges that he has caused Seller to make the following representations, warranties and promises to Buyer:

      1. All accounts that have been or will be reported to Buyer by or on behalf of the Seller under the Agreements and in which Buyer holds a security interest ("Accounts"), whether such reports are in the form of accounts receivable aging reports, invoices, transmittals, shipping documents, collateral reports or financial statements, are genuine and in all respects what they purport to be, represent bona fide obligations of Seller's customers arising out of the sale and completed delivery of merchandise and or services sold by the Seller (the Sold Goods/Services") in the ordinary course of its business and in accordance with and in full and complete performance of customer's (each, an "Account Debtor") order therefor.

      2. All original checks, drafts, notes, letters of credit, acceptances and other proceeds of the Accounts, received by the Seller, will be held in trust for Buyer and will immediately be forwarded to Buyer upon receipt, in kind, in accordance with the terms of the Agreements.

      3. None of the Accounts are or will be the subject of any offsets, defenses or counterclaims of any nature whatsoever except as otherwise disclosed, and Seller will not in any way impede or interfere with the normal collections and payment of the Accounts.

      4. The Seller is presently solvent and pays its debts as they come due.

      5. The Sold Goods/Services are and will be up to the point of sales, the sole and absolute property of the Seller, and the Accounts and Sold Goods/Services will be free and clear of all liens and security interests, except the security interest of Seller.

      6. The due dates of the Accounts will be as reported to Buyer by or on behalf of the Seller.

      7. Seller will promptly report to Buyer all disputes, rejections, returns and resale of Sold Goods/Services and all credits allowed by the Seller upon all Accounts.

      8. All reports that Buyer receives from the Seller, including but not limited to those concerning its Accounts and its inventory, will be true and accurate except for minor inadvertent errors.

      9. Seller will not sell its inventory except in the ordinary course of business. (Not applicable as Seller does not carry inventory as per the undersigned.)

      10. Seller understands and acknowledges that in the event a bankruptcy petition is filed by or against Seller, Seller cannot sell to Buyer any receivables without first obtaining bankruptcy court approval. Seller agrees to immediately notify Buyer if Seller files or has filed against it any petition for relief under bankruptcy laws. Seller agrees it will not sell any receivables or accept any advance from Buyer after Seller becomes subject to any bankruptcy law without first having obtained bankruptcy court approval on terms satisfactory with Purchaser.

      The undersigned hereby indemnifies Buyer and holds Buyer harmless, (continuously and irrevocably for so long as the Seller is indebted to Buyer), from any direct or indirect damage or loss including any costs (including reasonable attorney's fees and expenses) incurred by Buyer in relation to such damage or loss that Buyer may sustain as a result of the breach of any of the above representations, warranties or promises or of Buyer's reliance upon any misstatement (whether or not intentional), fraud, deceit, or criminal act on the part of any officer, employee, or agent of the Seller. The undersigned also agrees to reimburse Buyer for any costs (including reasonable attorney's fees and expenses) incurred by Buyer in the enforcement of this Validity Indemnification. All such sums will be paid by the undersigned to Buyer on demand.

      Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the Agreements. This agreement shall be binding upon the undersigned, and the undersigned's personal representative, successors, and assigns.

      EACH OF THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR CLAIM RELATED TO THIS AGREEMENT, THE AGREEMENTS, AND ANY MATTER ARISING IN CONNECTION WITH THIS AGREEMENT OR THE AGREEMENTS, WHETHER SUCH ACTION OR CLAIM IS A CONTRACT CLAIM, TORT CLAIM, BREACH OF DUTY CLAIM, OR ANY OTHER COMMON LAW OR STATUTORY CLAIM. IF FOR ANY REASON THE JURY WAIVER SET FORTH HEREIN IS NOT ENFORCEABLE, THE PARTIES AGREE THAT ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS VALIDITY INDEMNIFICATION, THE AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION TO BE HELD IN SANTA CLARA COUNTY, CALIFORNIA AND IN ACCORDANCE WITH THE THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. JUDGMENT UPON ANY AWARD RESULTING FROM ARBITRATION MAY BE ENTERED INTO AND ENFORCED BY ANY STATE OR FEDERAL COURT IN THE STATE OF CALIFORNIA HAVING JURISDICTION THEREOF.

      The laws of the State of California shall govern the validity, interpretation, enforcement and effect of this agreement. Each of the undersigned consents to the exclusive jurisdiction of all courts in the County of Santa Clara in the State of California.

      IN WITNESS, WHEREOF, the parties have duly executed this VALIDITY INDEMNIFICATION this March 23, 2004.


______________________________________    ______________________________________
(Print Name of Validity Indemnitor)       (Print Name of Validity Indemnitor)


______________________________________    ______________________________________
(Signature of Validity Indemnitor)        (Signature of Validity Indemnitor)


______________________________________    ______________________________________
(Social Security Number)                  (Social Security Number)


______________________________________    ______________________________________
(Driver's License Number)                 (Driver's License Number)

                            VALIDITY INDEMNIFICATION

Re: Home Director Technologies, Inc. ("Seller") and Pacific Business Funding, a division of Greater Bay Bank, N.A. ("Buyer").

      The undersigned are officers of Seller. In order to induce Buyer to extend factoring accommodations to the Seller, pursuant to the Factoring Agreement dated March 23, 2004 between Buyer and Seller and any other agreements entered into in connection therewith (individually, an "Agreement" and collectively, the "Agreements") with the Seller, each of the undersigned, jointly and severally, warrants, represents and promises to Buyer as follows:

      The undersigned acknowledges that he has caused Seller to make the following representations, warranties and promises to Buyer:

      1. All accounts that have been or will be reported to Buyer by or on behalf of the Seller under the Agreements and in which Buyer holds a security interest ("Accounts"), whether such reports are in the form of accounts receivable aging reports, invoices, transmittals, shipping documents, collateral reports or financial statements, are genuine and in all respects what they purport to be, represent bona fide obligations of Seller's customers arising out of the sale and completed delivery of merchandise and or services sold by the Seller (the Sold Goods/Services") in the ordinary course of its business and in accordance with and in full and complete performance of customer's (each, an "Account Debtor") order therefor.

      2. All original checks, drafts, notes, letters of credit, acceptances and other proceeds of the Accounts, received by the Seller, will be held in trust for Buyer and will immediately be forwarded to Buyer upon receipt, in kind, in accordance with the terms of the Agreements.

      3. None of the Accounts are or will be the subject of any offsets, defenses or counterclaims of any nature whatsoever except as otherwise disclosed, and Seller will not in any way impede or interfere with the normal collections and payment of the Accounts.

      4. The Seller is presently solvent and pays its debts as they come due.

      5. The Sold Goods/Services are and will be up to the point of sales, the sole and absolute property of the Seller, and the Accounts and Sold Goods/Services will be free and clear of all liens and security interests, except the security interest of Seller.

      6. The due dates of the Accounts will be as reported to Buyer by or on behalf of the Seller.

      7. Seller will promptly report to Buyer all disputes, rejections, returns and resale of Sold Goods/Services and all credits allowed by the Seller upon all Accounts.

      8. All reports that Buyer receives from the Seller, including but not limited to those concerning its Accounts and its inventory, will be true and accurate except for minor inadvertent errors.

      9. Seller will not sell its inventory except in the ordinary course of business. (Not applicable as Seller does not carry inventory as per the undersigned.)

      10. Seller understands and acknowledges that in the event a bankruptcy petition is filed by or against Seller, Seller cannot sell to Buyer any receivables without first obtaining bankruptcy court approval. Seller agrees to immediately notify Buyer if Seller files or has filed against it any petition for relief under bankruptcy laws. Seller agrees it will not sell any receivables or accept any advance from Buyer after Seller becomes subject to any bankruptcy law without first having obtained bankruptcy court approval on terms satisfactory with Purchaser.

      The undersigned hereby indemnifies Buyer and holds Buyer harmless, (continuously and irrevocably for so long as the Seller is indebted to Buyer), from any direct or indirect damage or loss including any costs (including reasonable attorney's fees and expenses) incurred by Buyer in relation to such damage or loss that Buyer may sustain as a result of the breach of any of the above representations, warranties or promises or of Buyer's reliance upon any misstatement (whether or not intentional), fraud, deceit, or criminal act on the part of any officer, employee, or agent of the Seller. The undersigned also agrees to reimburse Buyer for any costs (including reasonable attorney's fees and expenses) incurred by Buyer in the enforcement of this Validity Indemnification. All such sums will be paid by the undersigned to Buyer on demand.

      Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the Agreements. This agreement shall be binding upon the undersigned, and the undersigned's personal representative, successors, and assigns.

      EACH OF THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR CLAIM RELATED TO THIS AGREEMENT, THE AGREEMENTS, AND ANY MATTER ARISING IN CONNECTION WITH THIS AGREEMENT OR THE AGREEMENTS, WHETHER SUCH ACTION OR CLAIM IS A CONTRACT CLAIM, TORT CLAIM, BREACH OF DUTY CLAIM, OR ANY OTHER COMMON LAW OR STATUTORY CLAIM. EACH OF THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR CLAIM RELATED TO THIS AGREEMENT, THE AGREEMENTS, AND ANY MATTER ARISING IN CONNECTION WITH THIS AGREEMENT OR THE AGREEMENTS, WHETHER SUCH ACTION OR CLAIM IS A CONTRACT CLAIM, TORT CLAIM, BREACH OF DUTY CLAIM, OR ANY OTHER COMMON LAW OR STATUTORY CLAIM. IF FOR ANY REASON THE JURY WAIVER SET FORTH HEREIN IS NOT ENFORCEABLE, THE PARTIES AGREE THAT ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS VALIDITY INDEMNIFICATION, THE AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION TO BE HELD IN SANTA CLARA COUNTY, CALIFORNIA AND IN ACCORDANCE WITH THE THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. JUDGMENT UPON ANY AWARD RESULTING FROM ARBITRATION MAY BE ENTERED INTO AND ENFORCED BY ANY STATE OR FEDERAL COURT IN THE STATE OF CALIFORNIA HAVING JURISDICTION THEREOF.

      The laws of the State of California shall govern the validity, interpretation, enforcement and effect of this agreement. Each of the undersigned consents to the exclusive jurisdiction of all courts in the County of Santa Clara in the State of California.

      IN WITNESS, WHEREOF, the parties have duly executed this VALIDITY INDEMNIFICATION this March 23, 2004.


______________________________________    ______________________________________
(Print Name of Validity Indemnitor)       (Print Name of Validity Indemnitor)


______________________________________    ______________________________________
(Signature of Validity Indemnitor)        (Signature of Validity Indemnitor)


______________________________________    ______________________________________
(Social Security Number)                  (Social Security Number)


______________________________________    ______________________________________
(Driver's License Number)                 (Driver's License Number)

                            VALIDITY INDEMNIFICATION

Re: Digital Interiors, Inc. ("Seller") and Pacific Business Funding, a division of Greater Bay Bank, N.A. ("Buyer").

      The undersigned are officers of Seller. In order to induce Buyer to extend factoring accommodations to the Seller, pursuant to the Factoring Agreement dated March 23, 2004 between Buyer and Seller and any other agreements entered into in connection therewith (individually, an "Agreement" and collectively, the "Agreements") with the Seller, each of the undersigned, jointly and severally, warrants, represents and promises to Buyer as follows:

      The undersigned acknowledges that he has caused Seller to make the following representations, warranties and promises to Buyer:

      1. All accounts that have been or will be reported to Buyer by or on behalf of the Seller under the Agreements and in which Buyer holds a security interest ("Accounts"), whether such reports are in the form of accounts receivable aging reports, invoices, transmittals, shipping documents, collateral reports or financial statements, are genuine and in all respects what they purport to be, represent bona fide obligations of Seller's customers arising out of the sale and completed delivery of merchandise and or services sold by the Seller (the Sold Goods/Services") in the ordinary course of its business and in accordance with and in full and complete performance of customer's (each, an "Account Debtor") order therefor.

      2. All original checks, drafts, notes, letters of credit, acceptances and other proceeds of the Accounts, received by the Seller, will be held in trust for Buyer and will immediately be forwarded to Buyer upon receipt, in kind, in accordance with the terms of the Agreements.

      3. None of the Accounts are or will be the subject of any offsets, defenses or counterclaims of any nature whatsoever except as otherwise disclosed, and Seller will not in any way impede or interfere with the normal collections and payment of the Accounts.

      4. The Seller is presently solvent and pays its debts as they come due.

      5. The Sold Goods/Services are and will be up to the point of sales, the sole and absolute property of the Seller, and the Accounts and Sold Goods/Services will be free and clear of all liens and security interests, except the security interest of Seller.

      6. The due dates of the Accounts will be as reported to Buyer by or on behalf of the Seller.

      7. Seller will promptly report to Buyer all disputes, rejections, returns and resale of Sold Goods/Services and all credits allowed by the Seller upon all Accounts.

      8. All reports that Buyer receives from the Seller, including but not limited to those concerning its Accounts and its inventory, will be true and accurate except for minor inadvertent errors.

      9. Seller will not sell its inventory except in the ordinary course of business. (Not applicable as Seller does not carry inventory as per the undersigned.)

      10. Seller understands and acknowledges that in the event a bankruptcy petition is filed by or against Seller, Seller cannot sell to Buyer any receivables without first obtaining bankruptcy court approval. Seller agrees to immediately notify Buyer if Seller files or has filed against it any petition for relief under bankruptcy laws. Seller agrees it will not sell any receivables or accept any advance from Buyer after Seller becomes subject to any bankruptcy law without first having obtained bankruptcy court approval on terms satisfactory with Purchaser.

      The undersigned hereby indemnifies Buyer and holds Buyer harmless, (continuously and irrevocably for so long as the Seller is indebted to Buyer), from any direct or indirect damage or loss including any costs (including


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

reasonable attorney's fees and expenses) incurred by Buyer in relation to such damage or loss that Buyer may sustain as a result of the breach of any of the above representations, warranties or promises or of Buyer's reliance upon any misstatement (whether or not intentional), fraud, deceit, or criminal act on the part of any officer, employee, or agent of the Seller. The undersigned also agrees to reimburse Buyer for any costs (including reasonable attorney's fees and expenses) incurred by Buyer in the enforcement of this Validity Indemnification. All such sums will be paid by the undersigned to Buyer on demand.

      Nothing herein contained shall be in any way impaired or affected by any change in or amendment of any of the Agreements. This agreement shall be binding upon the undersigned, and the undersigned's personal representative, successors, and assigns.

      EACH OF THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR CLAIM RELATED TO THIS AGREEMENT, THE AGREEMENTS, AND ANY MATTER ARISING IN CONNECTION WITH THIS AGREEMENT OR THE AGREEMENTS, WHETHER SUCH ACTION OR CLAIM IS A CONTRACT CLAIM, TORT CLAIM, BREACH OF DUTY CLAIM, OR ANY OTHER COMMON LAW OR STATUTORY CLAIM. EACH OF THE UNDERSIGNED WAIVE ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY ACTION OR CLAIM RELATED TO THIS AGREEMENT, THE AGREEMENTS, AND ANY MATTER ARISING IN CONNECTION WITH THIS AGREEMENT OR THE AGREEMENTS, WHETHER SUCH ACTION OR CLAIM IS A CONTRACT CLAIM, TORT CLAIM, BREACH OF DUTY CLAIM, OR ANY OTHER COMMON LAW OR STATUTORY CLAIM. IF FOR ANY REASON THE JURY WAIVER SET FORTH HEREIN IS NOT ENFORCEABLE, THE PARTIES AGREE THAT ANY DISPUTE, CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THIS VALIDITY INDEMNIFICATION, THE AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN SHALL BE SETTLED BY FINAL AND BINDING ARBITRATION TO BE HELD IN SANTA CLARA COUNTY, CALIFORNIA AND IN ACCORDANCE WITH THE THEN-CURRENT COMMERCIAL ARBITRATION RULES OF THE AMERICAN ARBITRATION ASSOCIATION. JUDGMENT UPON ANY AWARD RESULTING FROM ARBITRATION MAY BE ENTERED INTO AND ENFORCED BY ANY STATE OR FEDERAL COURT IN THE STATE OF CALIFORNIA HAVING JURISDICTION THEREOF.

      The laws of the State of California shall govern the validity, interpretation, enforcement and effect of this agreement. Each of the undersigned consents to the exclusive jurisdiction of all courts in the County of Santa Clara in the State of California.

      IN WITNESS, WHEREOF, the parties have duly executed this VALIDITY INDEMNIFICATION this March 23, 2004.


______________________________________    ______________________________________
(Print Name of Validity Indemnitor)       (Print Name of Validity Indemnitor)


______________________________________    ______________________________________
(Signature of Validity Indemnitor)        (Signature of Validity Indemnitor)


______________________________________    ______________________________________
(Social Security Number)                  (Social Security Number)


______________________________________    ______________________________________
(Driver's License Number)                 (Driver's License Number)


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